Barclays Americas Select Franchise Conference 2017 May 16, 2017 Andy Cecere Terry Dolan Vice Chairman and CFO President and CEO Exhibit 99.1

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2016, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Agenda Overview Strategy and Positioning Financial and Capital Management Returns

U.S. Bancorp Advantaged Position As of 3/31/17, except market value as of 5/10/17 NYSE Traded USB Founded 1863 Market Value $88B Assets $450B Deposits $337B Loans $274B

Advantaged Position – Size Source: Company reports and Bloomberg Assets and deposits as of 3/31/17, market value as of 5/10/17 Assets Market Value Deposits

Advantaged Position – Profitability Return on Average Assets Return on Average Common Equity Efficiency Ratio Since 1Q08 2016 Source: Company reports and SNL; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC * Non-GAAP, see slide 39 for calculation Peer 9 Peer 9

Agenda Overview Strategy and Positioning Financial and Capital Management Returns

Our Business Mix and Product Delivery Payment Services Wealth Management & Securities Services Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Provides a full suite of payment services to consumers, merchants, corporations and governments – a unique position versus other banks Wealth Management, Asset Management, Global Corporate Trust Services, Fund Services and Institutional Trust & Custody Delivers a full array of wealth management services through differentiated service delivery models to address the needs of a broad range of clients Branch Banking, Small Business Banking, Consumer Lending, Mortgage Banking and Omnichannel Delivery Provides a full suite of banking products and services to consumer and small business customers Corporate Banking, Commercial Banking and Commercial Real Estate A lead contributor in providing products and services to 90% of the Fortune 500 and 88% of the Fortune 1,000 Wholesale Banking Consumer & Small Business Banking

Consumer and Small Business Banking #1 Branch network in our 25-state footprint #4 SBA lender #6 Mortgage loan originator A broad range of spread and fee revenues 40% of USB’s total revenue Metropolitan Banking 28% Community Banking 24% Mortgage Banking 25% In-store & On-site Banking 6% Other 7% Consumer Lending 10% We provide a full suite of banking products and services to our consumer and small business clients through our differentiated branch model and omnichannel delivery. Rankings sources: SNL, Small Business Administration and Inside Mortgage Finance FY 2016 taxable-equivalent basis; business line revenue percentage excludes Treasury and Corporate Support, see slide 38 for reconciliation

Differentiated Branch Strategy Metro Community In-store & On-site Larger cities and suburban areas Sales engines Generally smaller footprints Smaller cities and towns Focal point of local community Generational customers Typically larger footprints Convenience-oriented Large transaction volume Service small businesses extensively Small, optimized footprints

Enabled by Big Data Our NextGen initiative is modernizing banking at all customer touch-points. Optimizing our footprint to better serve our clients and promote future growth

Wholesale Banking 17% of USB’s total revenue Varied mix of revenue sources With a broad product set and deep industry expertise, we offer our clients global capabilities with local presence. Corporate Banking 62% Commercial Banking 18% CRE 20% Branch footprint Major offices est. pre-2007 Major offices est. since 2007 FY2016 taxable-equivalent basis Business line revenue percentage excludes Treasury and Corporate Support, see slide 38 for reconciliation

Wholesale Banking Up-tiering client relationships Building out national middle market Fee opportunities complement lending relationships USB serves 90% of Fortune 500 companies and 88% of the Fortune 1,000. We lead with credit, then quickly shift focus to deeper, more profitable relationships. * Includes clients generating more than $250,000 in annual revenue League table source: Thomson Reuters, presented as deal count rank Category 2007 Rank 2016 Rank Overall U.S. Loan Bookrunner 23 5 CRE Loan Bookrunner 7 5 U.S. Investment Grade Loan Bookrunner 11 5 U.S. Middle Market Loan Bookrunner N/A 6 Investment Grade Domestic Bond Lead and Co-manager N/A 6 Climbing up the Capital Markets league tables 2007 2016 2016 2010 +53% +26%

Innovation in Wholesale Banking Virtual Pay What is a virtual payment solution? Unique single-use 16-digit account number Generated at time of payment Assigned to specific payment or supplier Real-time payments; 24/7 Fastest growing Corporate Payment Systems product Growing ~20% year-over-year Volume surpassing corporate T&E spend +20% +39% +43%

Wealth Management and Securities Services 12% of USB’s total revenue Wealth Management 35% Corporate Trust 35% Investment Services* 30% We provide a full array of wealth offerings to meet the needs of our clients. A variety of fee and interest income revenue streams $142B in AUM $5.8T in AUA #1 U.S. Municipal Trustee #2 U.S. Corporate Trustee #1 Structured Finance A global leader in securities services, built through organic growth and acquisitions. * Investment Services includes Fund Services, Institutional Trust & Custody, and Other Rankings source: Securities Data Corp, based on number of issues FY2016 taxable-equivalent basis; business line revenue percentage excludes Treasury and Corporate Support, see slide 38 for reconciliation

Wealth Management We offer the foundational capabilities to serve our clients’ needs. …and we’re rolling out auto-investing in 2017 Home mortgage Small business Payment solutions Retirement & wealth planning We deliver through three distinct service delivery models…

Securities Services Pivot We’re innovating to transform the client experience. Solid market share in key market segments with additional opportunities to grow Structured Finance USB USB USB Municipal Trustee Corporate Trustee #1 #1 #2

Growth Through Acquisitions We’ve completed 17 securities services acquisitions in the last 15 years, with more than half of those in Corporate Trust. As banks rationalize, we have further opportunity for European growth. Select Acquisitions State Street (Corporate Trust) Wachovia (Corporate Trust and Custody) Quintillion Limited (Hedge Fund Administration) SunTrust (Corporate and Municipal Trust) Bank of America (European Structured Finance) AIS (Hedge Fund Administration) Deutsche Bank (Municipal Bond Trustee) 7 years in European trust business 2 European locations $202B in AUA 750+ active deals 280 new deals in 2016 45% CLO market share Market share source: S&P

Quintillion – High Profile Clients

Payment Services Diverse mix of revenue within Payments 31% of USB’s total revenue We provide a full suite of payment services to consumers, merchants, corporations and governments – giving us a differentiated market position. Retail Payment Solutions 62% Global Merchant Acquiring 29% Corporate Payment Systems 9% #6 U.S. merchant acquirer and European merchant acquirer #5 U.S. debit card issuer #5 U.S. credit card issuer #4 U.S. commercial card issuer Rankings source: The Nilson Report, based on Visa and MasterCard volume FY2016 taxable-equivalent basis; business line revenue percentage excludes Treasury and Corporate Support, see slide 38 for reconciliation

Payment Services Focused on verticals where we can add value Top 5 provider for hospitality and healthcare #1 provider for airlines One of few truly pan-European acquirers Android Pay Samsung Pay Apple Pay Dynamic currency conversion

Select International Merchant Customers

Innovation in Payments Fintech Fintech Fintech Fintech Fintech Fintech Biometrics & security Blockchain Real-time rewards Artificial intelligence & machine learning Distributed ledger Payments, ecommerce & mobile commerce Financial transaction Data Information Evolution of merchant acquiring… Hospitality Real-time Rewards

The Most Trusted Choice Our strength, soundness and commitment to our stakeholders are at the center of everything we do and make us the most trusted choice. World’s Most Admired Superregional Bank – FORTUNE, February 2017 (also annually from 2011 to 2016) Most Trusted Companies for Retail Banking – Ponemon Institute, October 2016 (10 years at #1) Best Big Bank – MONEY, October 2016 Corporate Equality Index (perfect score) – The Human Rights Campaign Foundation, 2017 (also in 2016) “World’s Most Ethical Companies” and “Ethisphere” names and marks are registered trademarks of Ethisphere LLC

One of the World’s Most Admired Companies® 1. Walt Disney 1. Walt Disney 1. Walt Disney 1. Walt Disney 2. TJX 2. U.S. Bancorp 2. U.S. Bancorp 2. Microsoft 3. U.S. Bancorp 3. Starbucks 3. Starbucks 3. Alphabet 4. Starbucks 4. TJX 4. Johnson & Johnson 4. Starbucks 5. Nike 5. Johnson & Johnson 5. NextEra Energy 5. United Health 6. Johnson & Johnson 6. Alphabet 6. Costco 6. U.S. Bancorp 7. Costco 7. UnitedHealth 7. UnitedHealth 7. Cisco Systems 8. UnitedHealth 8. Costco 8. AB InBev 8. Nike 9. Lennar 9. Facebook 9. TJX 9. Johnson & Johnson 10. Nordstrom 10. Amazon 10. Toyota 10. Nestle Management Quality Value as a Long-term Investment Use of Corporate Assets Financial Soundness We were named FORTUNE magazine’s #1 Most Admired Superregional Bank in 2017 for the seventh consecutive year.

Committed to Corporate Social Responsibility Environmental sustainability $2.6B in environmentally beneficial business opportunities Diversity and inclusion Women make up more than 60% of our workforce Multicultural growth Multicultural customers make up 94% of new population growth in our retail footprint

Our Debt Ratings are World Class Debt ratings: Holding company as of 5/10/17 * Moody’s Baseline Credit Assessment (BCA) is the issuers’ standalone intrinsic strength, absent any extraordinary support from an affiliate or a government; BCA for U.S. entities is bank level entity rating USB is the highest rated peer bank in the U.S. across all rating agencies and is recognized by Moody’s and Fitch as the highest rated bank globally. Funding advantage Competitive advantages include pricing, flight-to-quality and sales force confidence U.S. Peers Large European Banks

Agenda Overview Strategy and Positioning Financial and Capital Management Returns

Revenue Diversification Revenue by Business Line Consumer and Small Business Banking 40% Payment Services 31% WMSS 12% Wholesale Banking 17% FY2016 taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support, see slide 38 for reconciliation Well Balanced Between Spread and Fee Income Our revenue mix promotes stability of earnings performance and lower volatility through the business cycle.

Revenue Growth Consumer and Small Business Banking 40% Payment Services 31% WMSS 12% Wholesale Banking 17% Long-term Growth Expectations Consumer and Small Business Banking5-7% Wholesale Banking6-8% Payment Services7-9% Wealth Mgmt. and Securities Services7-9% Long-term Revenue Growth Expectations by Business Line

Structurally Efficient Single processing platforms Full consolidation of acquisitions Operating scale in all significant businesses Business line monthly review process Ongoing efficiency efforts Source of Competitive Advantage Source: Company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC * Non-GAAP, see slide 39 for calculation

Risk Management Financial Crisis-Related Settlement Outlays since 2010* * Data from published analysis by SNL Financial, The Wall Street Journal, and other external sources, and includes banks’ 2010-January of 2016 settlements with GSEs; the national mortgage settlements; settlements and fines imposed by the Fed and OCC in connection with the independent foreclosure review; settlements with shareholders and investors over acquisitions, transactions and offering disclosures; settlements on derivatives, RMBS, and other securities matters; and mortgage fair lending settlements with the U.S. government. Sources: SNL, Federal Financial Institutions Examination Council (FFIEC) Consolidated Reports of Condition and Income’ Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Net Charge-off Volatility 2003 – 2016 $ in billions USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer9

Capital Management * Based on the Basel III fully implemented standardized approach, see slide 40 for calculation Earnings Distribution Target: Reinvest & Acquisitions Dividends Share Repurchases 20 - 40% 30 - 40% 30 - 40% Hypothetical Earnings Distribution Example Dividends 30% Reinvestment 30% Share Repurchases 40% Assumed ROTCE 20% Discretionary Distributions 70% Balance Sheet Growth 6%

Sustainability in Earnings and Capital Competitive advantages Diversified business mix Operating scale Efficient platform Flight to quality Sustainability of dividends Source: Company filings and SNL Financial, Federal Reserve estimates under the supervisory severely adverse scenario

Agenda Overview Strategy and Positioning Financial and Capital Management Returns

Returns * Non-GAAP, see slide 39 for calculation Source: Company reports, SNL and Bloomberg Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC; Large European banks: BARC, HSBA, ACA, BNP, SAN Long-term Expectations Return on Assets 1.35-1.65% Return on Equity 13.5-16.5% Return on Tangible Common Equity 17.5-20.0% Efficiency Ratio Low 50s 2016 Return on Tangible Common Equity 2016 Return on Common Equity

Appendix

Non-GAAP Financial Measures

Non-GAAP Financial Measures (1) Utilizes a tax rate of 35 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes (Dollars in Millions, Unaudited) Net interest income $11,528 $93,550 Taxable-equivalent adjustment (1) 203 1,902 Net interest income, on a taxable-equivalent basis 11,731 95,452 Net interest income, on a taxable-equivalent basis (as calculated above) 11,731 95,452 Noninterest income 9,577 80,138 Less: Securities gains (losses), net 22 (1,490) Total net revenue, excluding net securities gains (losses) (a) 21,286 177,080 Noninterest expense (b) 11,676 91,919 Efficiency ratio (b)/(a) 54.9% 51.9 % December 31, 2016 Year ended January 1, 2008 to March 31, 2017 Year ended December 31 (Dollars in Millions) 2016 Net income applicable to U.S. Bancorp common shareholders $5,589 Intangibles amortization (net-of-tax) 116 Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (a) 5,705 Average total equity 47,988 Less: Average preferred stock 5,501 Less: Average noncontrolling interests 649 Less: Average intangible assets, other than mortgage servicing rights 10,142 Average U.S. Bancorp common shareholders' equity, excluding intangible assets (b) 31,696 Return on tangible common equity (a)/(b) 18.0%

Non-GAAP Financial Measures (1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. (2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments. (3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.